                          PRUCO LIFE INSURANCE COMPANY
               STRATEGIC PARTNERS(SM) FLEXELITE VARIABLE ANNUITY


                         Supplement, Dated June 3, 2002
                                       To
                          Prospectus, Dated May 1, 2002



We impose a different withdrawal charge than that described in Section 6 of the May 1, 2002 prospectus for contracts issued in Maryland. A withdrawal charge may apply if you make a full or partial withdrawal. The withdrawal charge also may apply if you begin the income phase, depending on the annuity option you choose. The withdrawal charge is the percentage, shown below, of the amount withdrawn. The withdrawal charges depicted below for contract years 4, 5 and 6 apply only if you make a credit election immediately prior to your third contract anniversary, and the withdrawal charges depicted below for contract years 7, 8, and 9 apply only if you make a credit election immediately prior to your sixth contract anniversary.


               Contract Year In Which               Withdrawal Charge
                  Withdrawal Occurs                 -----------------
                  -----------------
                        1                                  7%
                        2                                  7%
                        3                                  7%
                        4                                  7%
                        5                                  6%
                        6                                  5%
                        7                                  4%
                        8                                  3%
                        9                                  2%